Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	273,438.00
Total Transaction Valuation	1,980,000,000.00
Total Offset Amount	0.00
Net Fee	$ 273,438.00